3113/039721-0003 23152022 THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER OF THIS NOTE, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. SENIOR SECURED NOTE December 15, 2025 $40,000,000.00 FOR VALUE RECEIVED, AIR T ACQUISITION 25.1, LLC, a Minnesota limited liability company (the “Issuer”) promises to pay to the order of (i) Honeywell Common Investment Fund and (ii) Honeywell International Inc. Master Retirement Trust (individually and collectively, the “Investor” and the “Investors”), or its registered assigns, the principal sum of $40,000,000.00, or, if less, the aggregate unpaid principal amount of all loans made by the Investor pursuant to this Note, payable at the rate provided in Paragraph 1 of this note (this “Note”), on December 15, 2031 (subject to the provisions of Paragraph 4(e) below, the “Maturity Date”), with interest thereon at the rates set forth below. 1. Interest. (a) Rate of Interest. The Note shall bear interest on the unpaid principal amount thereof from the date issued (the “Issue Date”) through the date this Note is paid in full in cash (whether upon final maturity (including due to the incurrence of the Early Maturity Date Trigger, as defined below), by redemption, prepayment, acceleration or otherwise) computed at an annual interest rate equal to 11.5% (subject to adjustment as provided in Paragraph 1(b)). Interest on the Note shall be computed on the basis of a 30/360-day year and actual days elapsed and shall be payable quarterly, in arrears, on the tenth (10th) day of each April, July, October and January during the term hereof, commencing on April 10, 2026. (b) Default Interest. Following the occurrence and during the continuation of any Event of Default, this Note shall bear interest at rate that is 2.0% in excess of the interest rate otherwise applicable (the “Default Rate”) until such time as the Event of Default is cured or waived as provided herein. Any interest payable pursuant to the foregoing sentence which is not paid when due shall be added to the outstanding principal amount of the Note and shall bear interest at the Default Rate, to the extent permitted by applicable law. (c) Usury Savings. Notwithstanding any other provision herein, the Investor does not intend to charge, and the Issuer shall not be required to pay, interest or other fees or charges in excess of the maximum permitted by applicable law; payments in excess of such maximum shall first be credited to reduce any accrued and unpaid interest on this Note, second to reduce the outstanding principal balance of this Note and thereafter refunded to the Issuer.

3113/039721-0003 23152022 -2- 2. Note Purchase Agreement. The Note is being issued pursuant to the term of that certain Note Purchase Agreement, dated as of the date hereof (the “Note Purchase Agreement”), by and among Air T, Inc. (the “US Parent”), the Issuer and the Investors party thereto (including the Investor). Capitalized terms used herein are used as defined in the Note Purchase Agreement, unless otherwise indicated. The terms of the Note include those stated in the Note Purchase Agreement. The Note is subject to all terms and provisions of the Note Purchase Agreement, and the Investor is referred to the Note Purchase Agreement for a statement of such terms and provisions. If and to the extent that any provision of the Note limits, qualifies or conflicts with a provision of the Note Purchase Agreement, such provision of the Note Purchase Agreement shall control. This Note is in favor of each Investor, jointly and severally, and advances made in connection with the Note Purchase Agreement shall be evidenced by this Note, with allocations to each Investor hereunder determined and agreed upon by and between the Investors. 3. Loan Proceeds; Advances. Subject to satisfaction of all requirements for Closing as set forth in the Note Purchase Agreement, and provided no default or Event of Default of the Issuer or the US Parent then exists under the Note Purchase Agreement, this Note or any other Note Transaction Document, and subject to satisfaction of all requirements for Closing as set forth in the Note Purchase Agreement, and upon no less than three (3) business days written notice to Investors of a request for an advance of Loan Proceeds (which notice shall include, without limitation, the date such advance of Loan Proceeds is requested to be made), the Investors shall advance to the Issuer such Loan Proceeds. The aggregate outstanding principal amount of Loan Proceeds advanced hereunder shall not exceed the face amount of this Note and all Loan Proceeds shall be advanced at Closing. Any fees or expenses due by Issuer under this Note or the Note Purchase Agreement may be deducted from Loan Proceeds distributed to Issuer by the Investors. 4. Payment; Prepayment; Early Maturity Date Trigger. (a) Payment of the outstanding principal balance of this Note together with all accrued and unpaid interest thereon shall be made by check or wire transfer in same day immediately available United States funds at such place as the Investors may from time to time designate in writing to the Issuer. If only a partial payment is made, such payment shall be applied first to any accrued interest then due and payable and. second, to the outstanding principal balance due under this Note. Any payment of the principal balance of this Note shall be accompanied by all accrued interest and applicable prepayment premiums or fees (if any) on the amount so paid. (b) (i) Except as set forth herein, the outstanding principal balance of this Note may not be prepaid, in whole or in part, prior to June 15, 2027 (the “Prepayment Lockout End Date”); notwithstanding the foregoing, and except as otherwise provided in clause (b)(iii) below, in the event that all or any portion of the principal balance of this Note is paid before the Prepayment Lockout End Date, whether due to acceleration of this Note following an Event of Default or otherwise, the Issuer shall be required to pay, and such payment shall be accompanied by, the corresponding Make Whole Premium. The “Make Whole Premium” shall be an amount, calculated immediately prior to the applicable payment of the Note, equal to the sum of all scheduled interest (determined with reference to the interest rate then in effect) in respect of the amount of the Note to be paid immediately prior to the applicable payment for the period from the

3113/039721-0003 23152022 -3- date of such payment through and including the Prepayment Lockout End Date, such amount to be calculated by the Investors. (ii) From and after the Prepayment Lockout End Date, the Issuer may prepay the Note at its option, in whole at any time, or in part from time to time in an aggregate principal amount no less than $500,000, upon at least 10 days’ notice to the Investor, without any premium or prepayment fee. (iii) On each Payment Date (as set forth in that certain Intercreditor Deed executed and delivered in connection with the Sale and Implementation Deed and which is a Transaction Document thereunder (the “Intercreditor Deed”)), and notwithstanding the prepayment prohibitions set forth in clause (i) above, the Issuer shall cause all remaining Excess Cash Flow (as defined in and subject to the applicable provisions of the Intercreditor Deed) distributed to US Parent or any other member of the Company Group to be retained in the Company Group or distributed to Investors to be applied to pay down the principal balance of the Notes (along with any accrued interest, fees and premiums thereon) (any such payment, an “Excess Cash Flow Payment”). Each Excess Cash Flow Payment shall be accompanied by supporting backup and detail as to the calculation of Excess Cash Flow (as defined in the Intercreditor Deed) and any other distributions therefrom; to the extent Excess Cash Flow is retained within the Company Group, US Parent shall promptly, after each Payment Date, notify Investors of the same and provide calculations of Excess Cash Flow and reasonable detail regarding its distribution and retention within the Company Group. The Make Whole Premium shall not apply to any Excess Cash Flow Payments. (c) Notwithstanding anything to the contrary set forth herein, in the event that any payments of principal are made, whether via Excess Cash Flow Payments, voluntary prepayments, mandatory payments after acceleration, or otherwise, prior to the Maturity Date, in an aggregate amount exceeding $5,000,000 of principal on this Note in any one year (based on the date hereof; e.g., December 15, 2025 through December 15, 2026 is one year, etc.), the Issuer shall be required to pay to Investors a fee equal to 1% of such amount of principal repaid in excess of $5,000,000 for such calendar year, which fee shall be due and owing on the earlier of (i) the Maturity Date of this Note, (ii) the day this Note is repaid in full, or (iii) acceleration of this Note following an Event of Default; provided, any such fee shall be deemed fully earned and non- refundable on the day such annual principal payments exceed $5,000,000. (d) The Issuer will not be required to make any mandatory redemption or sinking fund payments with respect to the Note. (e) Notwithstanding the Maturity Date set forth above, (i) in the event that Closing occurs and Loan Proceeds are advanced as contemplated herein and the Note Purchase Agreement, and (ii) the consummation of the acquisition of the Asset Holding Acquisition Counterparties does not occur within ten (10) business days after the Closing Date the “Maturity Date” shall be such date that is ten (10) business days after the Closing Date, as may be extended by the Investors in their sole and absolute discretion (with any such extension to be in writing), and all amounts outstanding under the Note and Note Purchase Agreement shall be immediately due and payable; any triggering of such early Maturity Date due to the failure to consummate the acquisition within such time frame shall be deemed the “Early Maturity Date Trigger”. Promptly

3113/039721-0003 23152022 -4- upon consummation of the acquisition of the Asset Holding Acquisition Counterparties, Issuer shall provide evidence reasonably satisfactory to Investors of such consummation. 5. Grant of Security Interest. (a) Pursuant to that certain Pledge Agreement, dated as of the date hereof (the “Pledge Agreement”), by and among the US Parent, the Issuer and the investors party thereto (including the Investor), the US Parent grants and pledges to the Investor a security interest in the Equity Collateral (as defined in the Pledge Agreement) to secure prompt repayment of any and all obligations of the Note and to secure prompt performance by the Issuer of each of its covenants and duties under the Note. (b) Except as expressly permitted herein, the US Parent hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or otherwise encumber any of the Collateral. (c) Investor’s lien on the Collateral shall remain in effect for so long as the Note remains outstanding. 6. Events of Default. For so long as the Note remains outstanding, each of the following shall constitute an “Event of Default” under this Note and the Note Purchase Agreement: (a) the US Parent and the Issuer fail to pay the principal of, or interest on, this Note, or any other obligations, as and when due and payable (including, without limitation, on the Maturity Date (as may be modified due to incurrence of the Early Maturity Date Trigger)); (b) any representation or warranty made or deemed made by the Company Group in the Note Purchase Agreement or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with this Note shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made; (c) the US Parent and the Issuer fail or neglect to perform, or cause to be performed, any obligation, or violate any covenant in the Note Purchase Agreement or fail or neglect to perform, keep, cause to be performed, or observe any other material term, provision, condition, covenant or agreement contained in this Note; (d) if there is (i) a breach or default in any agreement to which the US Parent. the Issuer or any member of the Australian Company Group is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness in an amount in excess of $100,000 or that could result in a Material Adverse Effect, or (ii) a breach or default by any member of the Company Group under the Sale and Implementation Deed, the Intercreditor Deed or any of the related Transaction Documents (as defined in the Sale and Implementation Deed), or any such documented is terminated; (e) (i) the US Parent, the Issuer or any member of the Australian Company Group is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent, (ii) the US Parent, the Issuer or any member of the Australian Company Group begins

3113/039721-0003 23152022 -5- an Insolvency Proceeding, or (iii) an Insolvency Proceeding is begun against the US Parent, the Issuer or any member of the Australian Company Group and not dismissed or stayed within 60 days; (f) one or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least $100,000 (not covered by independent third- party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against the US Parent, the Issuer or any member of the Australian Company Group and shall remain unsatisfied, unvacated, or unstayed for a period of 30 days after the entry thereof; (g) an event of default shall have occurred under any other agreement between the Investor and the US Parent and/or the Issuer; and (h) the occurrence of a Change of Control. For purposes of this Paragraph 6. “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law (including the laws of the Commonwealth of Australia), including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief. 7. Rights and Remedies. Following the occurrence and during the continuation of any Event of Default, following a five (5) day cure period, the Investor may, without notice or demand to the US Parent or the Issuer, do any or all of the following: (a) declare the Note and all other obligations payable thereunder to be forthwith due and payable, whereupon the Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the US Parent and the Issuer (but if an Event of Default described in Paragraph 6(e) occurs all Note obligations are immediately due and payable without any action by the Investor); (b) make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. The US Parent and the Issuer shall assemble the Collateral if the Investor requests and make it available as the Investor designates. The Investor may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any lien which appears to be prior or superior to its security interest and pay all expenses incurred. The US Parent and the Issuer grant the Investor a license to enter and occupy any of its premises, without charge, to exercise any of the Investor’s rights or remedies; (c) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. The Investor is hereby granted a non-exclusive, royalty- free license or other right to use, without charge, the US Parent’s and the Issuer’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with the Investor’s

3113/039721-0003 23152022 -6- exercise of its rights under this Paragraph 7. the US Parent’s and Issuer’s rights under all licenses and all franchise agreements inure to the Investor’s benefit; (d) demand and receive possession of the Issuer’s book and records; and (e) exercise all rights and remedies available to the Investor under this Note or at law or equity, including all remedies provided by the Uniform Commercial Code (the “UCC”) (including disposal of the Collateral pursuant to the terms thereof). 8. Specific Performance. Many of the rights of the Investor under this Note, whether arising from an Event of Default or otherwise, relate to unique assets and to restrictive covenants, including the right to preclude the US Parent and the Issuer from taking various actions. The US Parent, the Issuer and the Investor recognize that the Investor will not obtain the full benefit of its bargain through the receipt of money damages but must receive specific performance of the terms of this Note. Accordingly, the Issuer and the Investor hereby express their intention that a court award equitable relief and enforce specifically the rights of the Investor under this Note. 9. Remedies Cumulative. The Investor’s failure, at any time or times, to require strict performance by the US Parent and the Issuer of any provision of this Note shall not waive, affect, or diminish any right of the Investor thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the Investor and then is only effective for the specific instance and purpose for which it is given. The Investor’s rights and remedies under this Note are cumulative. The Investor has all rights and remedies provided under the UCC, by law, or in equity. The Investor’s exercise of one right or remedy is not an election, and the Investor’s waiver of any Event of Default is not a continuing waiver. The Investor’s delay in exercising any remedy is not a waiver, election, or acquiescence. 10. Application of Collateral Proceeds. The Investor will apply the proceeds of sale, to the extent actually received in cash, in the manner and order it determines in its sole discretion, and as prescribed by applicable law. 11. Miscellaneous. (a) Amendments. Etc. No amendment, modification, termination, or waiver of any provision of this Note, nor consent to any departure by the Issuer or US Parent of any provision of this Note, shall in any event be effective unless the same shall be in writing and signed by the Investor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) No Waiver. No failure or delay on the part of the Investor in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise. (c) Severability of Provisions. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of

3113/039721-0003 23152022 -7- such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction. (d) Headings. Paragraph headings in this Note are included for the convenience of reference only and shall not constitute a part of this Note for any other purpose. (e) Counterparts. This Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, including by facsimile or electronic copy, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. (f) Jury Trial Waiver. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. THE COMPANY. THE ISSUER AND THE INVESTOR EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION. INCLUDING CONTRACT. TORT. BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. [Intentionally left blank. Signature page to follow]

[Signature Page to Senior Secured Note] IN WITNESS WHEREOF, the undersigned has caused this Senior Secured Note to be issued as of the date first set forth above. US PARENT: AIR T, INC. By: Name: Tracy Kennedy Title: Chief Financial Officer ISSUER: AIR T ACQUISITION 25.1, LLC By: Name: Tracy Kennedy Title: Chief Financial Officer ACKNOWLEDGED AND AGREED AS OF THE DATE OF THIS NOTE: HONEYWELL COMMON INVESTMENT FUND By: Name: John Mikros Title: Authorized Signatory HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST By: Name: John Mikros Title: Authorized Signatory Docusign Envelope ID: 79CB8FEB-9A84-49B0-99C1-333C6B760EEC